SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2001

PMA Capital Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	000-22761 (Commission File Number)	23-2217932 (IRS Employer Identification No.)

1735 Market Street, Suite 2800 Philadelphia, Pennsylvania (Address of principal executive offices)	19103-7590 (Zip Code)

Registrant's telephone number, including area code:

(215) 665-5046

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

        A. Business Outlook. As a result of its preliminary estimate of the net effects from claims from the World Trade Center attacks, the Company is revising its business outlook. The public should not continue to rely on the Company’s previous business outlook, which is historical and speaks as of a date prior to the Company’s September 18, 2001 press release. Based on management’s current expectations, the Company expects consolidated after-tax operating earnings for 2001 to be in the breakeven range, assuming no changes in its World Trade Center loss estimates or its loss estimates related to its other insurance business.

        B. On September 20, 2001, Standard & Poor’s announced that as a result of the insurance industry’s potential losses resulting from the World Trade Center attacks, it was placing a number of companies on CreditWatch with negative implications, pending its review of their World Trade Center losses. The Company’s reinsurance subsidiary, PMA Capital Insurance Company, was included in the list of such companies. A Company press release regarding Standard & Poor’s action is attached as Exhibit 99.1.

        C. On September 21, 2001, the registrant sent a letter to its shareholders from John W. Smithson, the Company’s President and Chief Executive Officer, a copy of which is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

CAUTIONARY STATEMENT FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
The statements contained above in this Form 8-K and the exhibits attached hereto, and oral statements made by individuals authorized to speak on behalf of PMA Capital Corporation (the “Company”) that are not historical facts are forward-looking statements and are based on estimates, assumptions and projections. Actual results may differ materially from those projected in the forward-looking statements.

These forward-looking statements are based on currently available financial, competitive and economic data and the Company’s current operating plans based on assumptions regarding future events. The Company’s actual results could differ materially from those expected by the Company’s management. The factors that could cause actual results to vary materially, some of which are described with the forward-looking statements, include, but are not limited to:

•	changes in general economic conditions, including the performance of financial markets, interest rates and the level of unemployment;
•

regulatory or tax changes, including changes in risk-based capital or other regulatory standards that affect the cost of or demand for the Company’s products or otherwise affect the ability of the Company to conduct its business;

•

competitive conditions resulting from the significant amount of capital in the property and casualty insurance marketplace that may affect the level of rate adequacy related to the amount of risk undertaken and that may influence the sustainability of adequate rate changes;

•	the effect of changes in workers' compensation statutes and their administration;
•	the Company’s ability to predict and effectively manage claims related to insurance and reinsurance policies;
•	the lowering or loss of one or more of the financial strength or claims paying ratings of the Company’s insurance subsidiaries;
•	adequacy of reserves for claim liabilities;
•	adverse property and casualty loss development for events the Company insured in prior years;
•	adequacy and collectibility of reinsurance purchased by the Company;
•	severity of natural disasters and other catastrophes;
•	reliance on key management; and
•	other factors disclosed from time to time in the Company’s most recent Forms 10-K, 10-Q and 8-K filed by the Company with the Securities and Exchange Commission.

Investors should not place undue reliance on any forward-looking statements. Unless otherwise stated, the Company disclaims any current intention to update forward-looking information and to release publicly the results of any future revisions we may make to forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 7. Financial Statements and Exhibits.

        (c) The exhibit accompanying this report is listed in the Index to Exhibits on page E-1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMA Capital Corporation

Date: September 21, 2001	By: /s/Francis W. McDonnell
Francis W. McDonnell
Senior Vice President, Chief Financial
Officer and Treasurer

Index to Exhibits

Number	Description	Method of Filing

99.1	PMA Capital Corporation Press Release dated September 20, 2001	Filed herewith

99.2	PMA Capital Corporation Letter to Shareholders dated September 21, 2001	Filed herewith

E-1